UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – April 25, 2007

TRIAD HOSPITALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-14695	75-2816101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Tennyson Parkway Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

(214) 473-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 25, 2007, Triad Hospitals, Inc. (the “Company”) announced that its Board of Directors has set Thursday, May 3, 2007 as the record date for determining stockholders entitled to vote at a special meeting of the stockholders to be held on Tuesday, June 12, 2007. The special meeting is being called (i) to vote upon and approve the previously announced Agreement and Plan of Merger, dated as of March 19, 2007 (the “Merger Agreement”) by and among the Company, Community Health Systems, Inc. and FWTC-1 Acquisition Corporation, (ii) to consider and vote upon a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement, and (iii) to transact such other business that may properly come before the special meeting or any adjournments thereof. The Company also announced that the applicable 30-day waiting period under the Hart-Scott-Rodino Act expired on April 23, 2007 and that the Securities and Exchange Commission has advised the Company that it does not intend to comment on the Company’s preliminary proxy statement filed on March 30, 2007, in connection with the proposed merger.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by Triad Hospitals, Inc. on April 25, 2007.

Important Information

In connection with the proposed merger, Triad has filed a preliminary proxy statement and plans to file with the Securities and Exchange Commission a definitive proxy statement. The proxy statement that Triad plans to file with the Securities and Exchange commission and mail to stockholders will contain information about Triad, the proposed merger and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER. In addition to receiving the proxy statement from Triad by mail, stockholders will be able to obtain the proxy statement, as well as other filings containing information about Triad, without charge, from the Securities and Exchange Commission’s website (http://www.sec.gov) or, without charge, from Triad at www.triadhospitals.com or by directing such request to Triad Hospitals, Inc., 5800 Tennyson Parkway, Plano, Texas 75024, Attention: Investor Relations.

Triad and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning Triad’s participants in the solicitation is set forth in Triad’s proxy statement and Annual Report on Form 10-K previously filed with the SEC, and will be set forth in the proxy statement relating to the merger when it becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD HOSPITALS, INC.

By:	/S/ REBECCA HURLEY
Rebecca Hurley
Senior Vice President and General Counsel

Date: April 25, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Triad Hospitals, Inc. on April 25, 2007.